                                                                       EXHIBIT C




                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, hereby constitutes and appoints Michael C. Salzhauer as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned regarding the securities of Brio Industries, Inc. under Section 13 of the United States Securities Exchange Act of 1934, as amended and any rules, regulations and requirements thereunder or any statement and report, including any amendment to any statement or report, required to be filed with respect to the undersigned under any comparable laws, rules, regulations and requirements of any foreign jurisdiction, and to file any of the same with the Securities and Exchange Commission and any other appropriate U.S. and foreign regulatory authorities, said attorney and agent having full power and authority to do and perform in the name and on behalf of the undersigned every act necessary to be done in the premises as fully and as effectually as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF the undersigned has subscribed these presents as of April 8, 1998.



                                                  /s/ Stuart J. Angowitz
                                                  ----------------------------
                                                      Stuart J. Angowitz

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, hereby constitutes and appoints Michael C. Salzhauer as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned regarding the securities of Brio Industries, Inc. under Section 13 of the United States Securities Exchange Act of 1934, as amended and any rules, regulations and requirements thereunder or any statement and report, including any amendment to any statement or report, required to be filed with respect to the undersigned under any comparable laws, rules, regulations and requirements of any foreign jurisdiction, and to file any of the same with the Securities and Exchange Commission and any other appropriate U.S. and foreign regulatory authorities, said attorney and agent having full power and authority to do and perform in the name and on behalf of the undersigned every act necessary to be done in the premises as fully and as effectually as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF the undersigned has subscribed these presents as of April 8, 1998.


                                         /s/ Elisabeth Axel
                                         ------------------------------
                                         Elisabeth Axel

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, hereby constitutes and appoints Henry Salzhauer as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned regarding the securities of Brio Industries, Inc. under Section 13 of the United States Securities Exchange Act of 1934, as amended and any rules, regulations and requirements thereunder or any statement and report, including any amendment to any statement or report, required to be filed with respect to the undersigned under any comparable laws, rules, regulations and requirements of any foreign jurisdiction, and to file any of the same with the Securities and Exchange Commission and any other appropriate U.S. and foreign regulatory authorities, said attorney and agent having full power and authority to do and perform in the name and on behalf of the undersigned every act necessary to be done in the premises as fully and as effectually as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF the undersigned has subscribed these presents as of April 8, 1998.


                                         /s/ Anne Angowitz
                                         ------------------------------
                                         Anne S. Angowitz

                                POWER OF ATTORNEY

            KNOW EVERYONE BY THESE PRESENTS, which are intended to constitute a general power of ATTORNEY pursuant to Article 5, Title 15 of the New York General Obligations Law: That I, CHARLES SALZHAUER do hereby appoint Henry Salzhauer, 589 Broadway, New York, New York 10012 or Michael Salzhauer, 589 Broadway, New York, New York 10012 my attorneys-in-fact to act in my name, place and stead in any way which I myself could do, if I were personally present, with respect to the following matters as each of them is defined in Title 15 of
Article 5 of the New York General Obligations Law to the extent that I am permitted by law to act through an agent: bond, share and commodity transactions; records, reports and statements; full and unqualified authority to my attorney(s)-in-fact to delegate any or all of the foregoing powers to any person or persons whom my attorney(s)-in-fact shall select. This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

            To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that renovation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and for my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

            IN WITNESS WHEREOF, I have hereunto signed my name and affixed my seal on April 27, 1996.


                                         /s/ Charles Salzhauer
                                         ------------------------------
                                         (Signature of Principal)

                                POWER OF ATTORNEY

            KNOW EVERYONE BY THESE PRESENTS, which are intended to constitute a general power of ATTORNEY pursuant to Article 5, Title 15 of the New York General Obligations Law: That I, CYNTHIA SALZHAUER do hereby appoint Henry Salzhauer, 589 Broadway, New York, New York 10012 or Michael Salzhauer, 589 Broadway, New York, New York 10012 my attorneys-in-fact to act in my name, place and stead in any way which I myself could do, if I were personally present, with respect to the following matters as each of them is defined in Title 15 of
Article 5 of the New York General Obligations Law to the extent that I am permitted by law to act through an agent: bond, share and commodity transactions; records, reports and statements; full and unqualified authority to my attorney(s)-in-fact to delegate any or all of the foregoing powers to any person or persons whom my attorney(s)-in-fact shall select. This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

            To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that renovation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and for my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

            IN WITNESS WHEREOF, I have hereunto signed my name and affixed my seal on April 27, 1996.


                                         /s/ Cynthia Salzhauer
                                         ------------------------------
                                         (Signature of Principal)

                                POWER OF ATTORNEY

            KNOW EVERYONE BY THESE PRESENTS, which are intended to constitute a general power of ATTORNEY pursuant to Article 5, Title 15 of the New York General Obligations Law: That I, SUSAN SALZHAUER do hereby appoint Henry Salzhauer, 589 Broadway, New York, New York 10012 or Michael Salzhauer, 589 Broadway, New York, New York 10012 my attorneys-in-fact to act in my name, place and stead in any way which I myself could do, if I were personally present, with respect to the following matters as each of them is defined in Title 15 of
Article 5 of the New York General Obligations Law to the extent that I am permitted by law to act through an agent: bond, share and commodity transactions; records, reports and statements; full and unqualified authority to my attorney(s)-in-fact to delegate any or all of the foregoing powers to any person or persons whom my attorney(s)-in-fact shall select. This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

            To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that renovation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and for my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

            IN WITNESS WHEREOF, I have hereunto signed my name and affixed my seal on March 21, 1996.


                                         /s/ Susan Salzhauer
                                         ------------------------------
                                         (Signature of Principal)

                                POWER OF ATTORNEY

            KNOW EVERYONE BY THESE PRESENTS, which are intended to constitute a general power of ATTORNEY pursuant to Article 5, Title 15 of the New York General Obligations Law: That I, AMY L. SALZHAUER do hereby appoint Henry Salzhauer, 589 Broadway, New York, New York 10012 or Michael Salzhauer, 589 Broadway, New York, New York 10012 my attorneys-in-fact to act in my name, place and stead in any way which I myself could do, if I were personally present, with respect to the following matters as each of them is defined in Title 15 of
Article 5 of the New York General Obligations Law to the extent that I am permitted by law to act through an agent: bond, share and commodity transactions; records, reports and statements; full and unqualified authority to my attorney(s)-in-fact to delegate any or all of the foregoing powers to any person or persons whom my attorney(s)-in-fact shall select. This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

            To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that renovation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and for my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

            IN WITNESS WHEREOF, I have hereunto signed my name and affixed my seal on August 18, 1997.


                                         /s/ Amy L. Salzhauer
                                         ------------------------------
                                         (Signature of Principal)

                                POWER OF ATTORNEY

            KNOW EVERYONE BY THESE PRESENTS, which are intended to constitute a general power of ATTORNEY pursuant to Article 5, Title 15 of the New York General Obligations Law: That I, HELEN WEINSTEIN do hereby appoint Henry Salzhauer, 589 Broadway, New York, New York 10012 or Michael Salzhauer, 589 Broadway, New York, New York 10012 my attorneys-in-fact to act in my name, place and stead in any way which I myself could do, if I were personally present, with respect to the following matters as each of them is defined in Title 15 of
Article 5 of the New York General Obligations Law to the extent that I am permitted by law to act through an agent Solely in connection with those accounts listed on Exhibit A attached hereto and made a part hereof and any additional or substitution accounts hereafter created in my name by my Attorneys-in-Fact: bond, share and commodity transactions; records, reports and statements; full and unqualified authority to my attorney(s)-in-fact to delegate any or all of the foregoing powers to any person or persons whom my attorney(s)-in-fact shall select. This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

            To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that renovation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and for my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

            IN WITNESS WHEREOF, I have hereunto signed my name and affixed my seal on June 30, 1996.


                                         /s/ Helen Weinstein
                                         ------------------------------
                                         (Signature of Principal)

Exhibit A Attached to the Power of Attorney
Granted to Henry Salzhauer or Michael Salzhauer by Helen Weinstein:

Bank/Broker         Account Type
-----------         ------------
Robert W. Baird     Regular Brokerage
Gruntal & Co.       Regular Brokerage
                    Brokerage DVP
                    Brokerage IRA
Friedman Billings   Regular Brokerage
Bank of New York    Regular Brokerage
Fox-Pitt Kelton     Brokerage DVP

                                POWER OF ATTORNEY

            KNOW EVERYONE BY THESE PRESENTS, which are intended to constitute a general power of ATTORNEY pursuant to Article 5, Title 15 of the New York General Obligations Law: That I, LINDA SWENBERG do hereby appoint Henry Salzhauer, 589 Broadway, New York, New York 10012 or Michael Salzhauer, 589 Broadway, New York, New York 10012 my attorneys-in-fact to act in my name, place and stead in any way which I myself could do, if I were personally present, with respect to the following matters as each of them is defined in Title 15 of
Article 5 of the New York General Obligations Law to the extent that I am permitted by law to act through an agent Solely in connection with those accounts listed on Exhibit A attached hereto and made a part hereof and any additional or substitution accounts hereafter created in my name by my Attorneys-in-Fact: bond, share and commodity transactions; records, reports and statements; full and unqualified authority to my attorney(s)-in-fact to delegate any or all of the foregoing powers to any person or persons whom my attorney(s)-in-fact shall select. This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

            To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that renovation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and for my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

            IN WITNESS WHEREOF, I have hereunto signed my name and affixed my seal on May 11, 1996.


                                         /s/ Linda Swenberg
                                         ------------------------------
                                         (Signature of Principal)

Exhibit A Attached to the Power of Attorney
Granted to Henry Salzhauer or Michael Salzhauer by Helen Weinstein:

Bank/Broker         Account Type
-----------         ------------
NatWest Bank        Checking
Robert W. Baird     Regular Brokerage
Morgan Stanley      Brokerage IRA
Gruntal & Co.       Regular Brokerage
                    Brokerage DVP
Friedman Billings   Regular Brokerage
Bank of New York    Regular Brokerage
Alex Brown          Regular Brokerage
Fox-Pitt Keltin     Brokerage DVP